UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2009

CATHAY GENERAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California		90012
(Address of principal executive Office)		(Zip Code)

Registrant’s telephone number, including area code (213) 625-4700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

          On October 12, 2009, Cathay General Bancorp (the “Company”) terminated its distribution agreements with each of J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (collectively, the “Distribution Agreements”) as sales agents and/or principals. Further details regarding the terms of the Distribution Agreements are set forth in the Company’s Current Report on Form 8-K dated September 9, 2009, as amended on September 23, 2009, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

          On October 12, 2009, the Company issued a press release announcing that it has commenced a public offering (the “Offering”) of up to $70.5 million in shares of common stock and that it has granted the underwriter a 30-day option to purchase up to an additional $10.5 million in shares of common stock to cover over-allotments, if any. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

          Pursuant to the Distribution Agreements, during the period from September 9, 2009 through September 30, 2009, the Company sold 3,490,000 shares of its common stock, at market prices through J.P. Morgan Securities Inc., as sales agent. The gross proceeds from such sales were $32,378,960.49, and the aggregate gross sales commission to J.P. Morgan Securities Inc. was approximately $647,579.19.

          The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events

          The preliminary prospectus supplement used by the Company in connection with the Offering updated the risk factors contained in the Company’s Current Report on Form 8-K filed on September 9, 2009, as amended on September 23, 2009. A copy of the updated risk factors is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release, dated October 12, 2009*
Exhibit 99.2	Risk Factors

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP

Date: October 13, 2009	By: /s/ Heng W. Chen
Name: Title:	Heng W. Chen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release, dated October 12, 2009*
Exhibit 99.2	Risk Factors

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.